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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): (September 30, 1998)



                           FIRST CHARTER CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)




 North Carolina                    0-15829                 56-1355866
---------------                 -----------           ---------------------
(State or other                 (Commission           (IRS Employer
jurisdiction of                 File Number)          Identification Number)
incorporation)



          22 Union Street, North, Concord, North Carolina 28026-0228
         ------------------------------------------------------------
         (Address, including zip code, of principal executive office)


                                 (704) 786-3300
               --------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On September 30, 1998, First Charter Corporation (the "Company") consummated its merger (the "Merger") with HFNC Financial Corp., a North
Carolina corporation ("HFNC"). The Merger was accounted for as a pooling of interests. The Company was the surviving entity in the Merger. The Company has included its audited supplemental consolidated financial statements and notes to such statements as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, as restated to reflect the merger with HFNC. Also included in Exhibit 99.1 are (i) management's discussion and analysis of financial condition and results of operations as of December 31, 1997 and 1996, and for each of the years in the three year period ended December
31, 1997; and (ii) statistical tables, both as restated to reflect the merger with HFNC.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   The following exhibits are filed herewith:

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
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Exhibit      Description
No.
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
  99.1       Consolidated Financial Statements of the Company and Subsidiaries,
             including notes thereto, as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31,
             1997, and management's discussion and analysis of financial condition and results of operations and Industry Guide III statistical tables.


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



                                      -2-
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST CHARTER CORPORATION
                                  (Registrant)



                           By:/s/ Robert O. Bratton
                              ------------------------------------------------
                              Robert O. Bratton
                              Executive Vice President and
                               Chief Financial Officer



Date:  January 11, 1999
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                               INDEX TO EXHIBITS


    EXHIBIT                                                                                        SEQUENTIAL
                                                                                                    PAGE NO.
-------------                                                                                    ---------------
    99.1           Supplemental Consolidated Financial Statements of the Company
                   and Subsidiaries, including notes thereto, as of December 31,
                   1997 and 1996, and for each of the years in the three year period ended December 31, 1997, and management's discussion and analysis of financial condition and results of operations and Industry Guide III statistical tables.
